Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

December 12, 2025

Morgan Stanley Institutional Fund Trust

Supplement dated December 12, 2025 to the Morgan Stanley Institutional Fund Trust Summary Prospectus, Prospectus and Statement of Additional Information dated January 28, 2025, as supplemented

High Yield Portfolio (the "Fund")

As previously announced, the Board of Trustees of Morgan Stanley Institutional Fund Trust (the "Trust") approved a Plan of Liquidation with respect to the Fund, a series of the Trust. Pursuant to the Plan of Liquidation, the assets of the Fund will be liquidated, known or reasonably ascertainable charges, taxes, expenses and liabilities of the Fund will be satisfied or provided for, the remaining proceeds will be distributed to the Fund's shareholders and all of the issued and outstanding shares of the Fund will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about January 28, 2026 (the "Liquidation Date"). The Fund will now suspend the offering of its shares to new investors at the close of business on or about December 30, 2025 and will now suspend the offering of its shares to all investors at the close of business on or about January 19, 2026.

Prior to the Liquidation Date, the Fund will engage in business activities for the purpose of winding up the Fund's business and affairs and transitioning the Fund's assets to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining shareholders as of the close of business on the Liquidation Date. During this transition period, the Fund may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact the Fund's performance. Shareholders who remain invested in the Fund may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

Prior to the Liquidation Date, shareholders of the Fund may: exchange their shares of the Fund for shares of the appropriate class of any other Morgan Stanley fund that is open to investment, subject to the requirements and limitations in that Morgan Stanley fund's prospectus; remain invested in the Fund; or redeem their shares at any time in the manner described in the Prospectus.

Unless shares of the Fund are held in a tax-qualified account, the exchange, redemption or liquidation of shares held by a shareholder will generally be considered a taxable event. In addition, tax penalties may be imposed if shares held in a tax-qualified account are redeemed in cash and the proceeds sent directly to the beneficiary of the account. A shareholder should consult their personal tax adviser concerning their particular tax situation. A shareholder who owns Fund shares in a tax-qualified account, such as an individual retirement account, 401(k) or 403(b) account, should consult a tax adviser regarding the tax consequences applicable to the redemption of Fund shares or the reinvestment of the proceeds of the liquidating distribution.

Accordingly, on the Liquidation Date, all references to the Fund and related disclosures in the Prospectus and Statement of Additional Information will be deleted.

Please retain this supplement for future reference.

  IFTHYSUMPROPSAISPT2 12/25